UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2023

CYCLACEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive, Suite 1500

Berkeley Heights, NJ 07922

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (908) 517-7330

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYCC	The Nasdaq Capital Market
Preferred Stock, $0.001 par value	CYCCP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Restatement of Historical Financial Results

On November 14, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of Cyclacel Pharmaceuticals, Inc. (the “Company”), based, in part, on the recommendation of, and after consultation with, the Company’s management concluded that the Company’s previously issued audited consolidated financial statements as of December 31, 2022 and 2021 and for each of the years ended December 31, 2022 and 2021 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”), and the Company’s unaudited consolidated financial statements included in the Quarterly Reports on Form 10-Q for September 30, 2021 and the quarterly 2022 fiscal year periods (the “Historical Quarterly Reports”) as well as the unaudited consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023 (the “2023 Quarterly Reports” and, together with the 2022 Annual Report and the Historical Quarterly Reports, the “Reports” and all financial statements included in the Reports, collectively, the “Affected Financials”), should no longer be relied upon due to material unintentional errors made in 2021 totaling approximately $0.5 million related to the accounting treatment of deposit-related invoices for contract research services. Similarly, related earnings releases and investor presentations or other communications describing relevant portions of the Affected Financials should no longer be relied upon.

During recent contract renegotiations with a contract counterparty related to the Company’s 065-102 study and the consequential return to the Company of the contract deposit totaling $1.1 million and the subsequent preparation of the Company’s financial statements for the period ended September 30, 2023, the Company identified an error in the accounting treatment of contract deposit-related invoices during the period September to November 2021. Vendor invoices totaling $549,295 related to clinical trial activity were expensed to the income statement. Subsequent vendor invoices received during September and November 2021 duplicated the $549,295 and were incorrectly expensed to the income statement instead of being capitalized on the balance sheet as non-current deposits. This resulted in an overstatement of operating loss of $293,845 for the quarter ended September 30, 2021 and $255,450 for the quarter ended December 31, 2021 and a corresponding understatement of non-current deposits. The Company has determined that the adjustments to the Affected Financials were material and will require restatement.

The Company expects to record a decrease of $0.5 million to previously reported net loss of $18.9 million in 2021, and an increase in total assets of $0.5 million to the previously reported $42.6 million in 2021, $27.5 million in 2022, $22.1 million in the first quarter of 2023 and $16.4 million in the second quarter of 2023. Cash and cash equivalents are not impacted by the restatement.

The Company cannot provide assurance that the foregoing amounts and the financial statement line items affected will not change materially as the Company finalizes its restatement process.

Controls and Procedures

In connection with the restatement, management has re-evaluated the effectiveness of the Company’s disclosure controls and procedures. Management has concluded that the Company’s disclosure controls and procedures were not effective as of December 31, 2021, due to a material weakness in its internal control over financial reporting related to the accounting treatment of deposit-related invoices. The Company will provide further specifics on the material weakness in its internal control over financial reporting and its disclosure controls and procedures, and its plans for remediation, in its amendment to the 2022 Annual Report and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

The Company’s management and Audit Committee discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, RSM US LLP.

Financial Statements to be Restated

As a result of the misstatements, the Company plans to restate its consolidated financial statements as of December 31, 2022 and 2021 and for each of the years ended December 31, 2022 and 2021 and include them in an amendment to the 2022 Annual Report to be filed with the Securities and Exchange Commission as soon as practicable. Such amended filing will additionally include amendments to the Affected Financials for the quarter ended September 30, 2021 and each of the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022. The Company expects to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, which will include recast financial statements for the first and second quarters of 2023, reflecting the restated financial information, as soon as practicable.

Forward-Looking Statements

Certain statements included in this Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the effects of the restatement of the Company’s past financial statements and the expected timing of filing of the Company’s amended periodic reports and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the Company’s other filings with the SEC. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.

By:	/s/ Paul McBarron
Name:	Paul McBarron
Title:	Executive Vice President-Finance,
Chief Financial Officer and Chief Operating Officer

Date: November 15, 2023